UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2022

Unico American Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-03978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

5230 Las Virgenes Road
Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	UNAM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events

The Board of Directors (the “Board”) of Unico American Corporation (the “Company”) established October 13, 2022 as the date of the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). The exact time and location of the 2022 Annual Meeting, including the matters to be voted upon, will be specified in the Company’s proxy statement for the 2022 Annual Meeting, which the Company anticipates will be printed on or about September 22, 2022 and sent or made available to stockholders commencing on or about September 22, 2022.

Since the date of the Company’s 2022 Annual Meeting has changed by more than thirty (30) days from the date of last year’s Annual Meeting of Stockholders, stockholders who, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, wish to present proposals for inclusion in the proxy materials relating to the 2022 Annual Meeting must submit their proposals so that they are received by the Company at its principal executive offices no later than the close of business on September 16, 2022, which the Company believes is a reasonable time before it prints and mails its proxy materials. The proposals must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission (the “SEC”), and as the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

The Company’s Second Amended and Restated Bylaws, as amended (the “Bylaws”), also establish an advance notice procedure with regard to nominations of persons for election to the Board and stockholder proposals to be brought before an annual meeting. Pursuant to the terms of the Company’s Bylaws, any other stockholder proposals, including director nominations, to be presented at the 2022 Annual Meeting (other than a matter brought pursuant to SEC Rule 14a-8) are required to be given in writing to the Company’s Corporate Secretary and delivered to or mailed and received by the Company no later than the close of business on September 11, 2022, the 10th day following the date of this Current Report on Form 8-K announcing the date of the 2022 Annual Meeting, and must contain information specified in the Company’s Bylaws.

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICO AMERICAN CORPORATION

(Registrant)

Date: September 1, 2022	By:	/s/ Jennifer E. Ziegler
	Name:	Jennifer E. Ziegler
	Title:	Executive Vice President,
Chief Financial Officer and Treasurer

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